UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2017 (July 26, 2017)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On July 26, 2017, BancorpSouth, Inc., a Mississippi corporation (the “Company”), as part of a plan to effect a corporate entity restructuring, entered into an Agreement and Plan of Reorganization (the “Plan of Reorganization”) with its wholly-owned bank subsidiary, BancorpSouth Bank, a Mississippi state-chartered bank and wholly owned subsidiary of the Company (the “Bank”). In accordance with the terms of the Plan of Reorganization, the Company will be merged with and into the Bank (the “Restructuring”) with the Bank continuing as the surviving entity (the “Surviving Entity”).

At the effective time of the Restructuring, the outstanding share of the Bank’s common stock, par value $2.50 per share, will be cancelled and cease to exist, and the outstanding shares of the Company’s common stock, par value $2.50 per share, will automatically be converted into the right to receive an equivalent number of shares of the Surviving Entity’s common stock. As a result, the shares of capital stock of the Surviving Entity will be owned directly by the Company’s shareholders in the same proportion as their ownership of the Company’s capital stock immediately prior to the Restructuring. The Surviving Entity will assume the Company’s equity incentive plans, equity compensation plans, and other compensation plans, along with all options, unvested time-based and performance-based restricted stock, and any other equity or equity-based awards under such plans. Each equity award will be subject to the same terms and conditions that applied to the award immediately prior to the effective time of the Restructuring, including vesting schedules and other restrictions.

As a Mississippi state-chartered bank that is not a member of the Federal Reserve System, after the Restructuring, the Surviving Entity will continue to be subject to regulation and supervision by the Federal Deposit Insurance Corporation (the “FDIC”) and the Mississippi Department of Banking and Consumer Finance. The Company is currently subject to regulation and supervision by the Federal Reserve Board (the “FRB”) as a bank holding company; however, following the Restructuring, the Surviving Entity will not be subject to the FRB’s regulation and supervision (except for any such regulations as are made applicable to the Surviving Entity by law and regulations of the FDIC).

Following the Restructuring, it is expected that the Surviving Entity will be a publicly traded company listed on the New York Stock Exchange (the “NYSE”) under the same ticker symbol currently used by the Company, “BXS.” The Surviving Entity’s common stock will be registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which vests the FDIC with the power to administer and enforce certain sections of the Exchange Act applicable to banks such as the Surviving Entity. Following the Restructuring, the Surviving Entity will no longer file periodic or current reports or other materials with the Securities and Exchange Commission (“SEC”) but will be required to file such periodic and current reports and other materials required under the Exchange Act with the FDIC. Among other things, the Surviving Entity will file annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the FDIC and the NYSE, and the directors and certain officers and shareholders of the Surviving Entity will be subject to the reporting requirements and prohibition on short-swing profits of Section 16 of the Exchange Act.

Pursuant to Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), securities issued by the Surviving Entity, including the shares of common stock to be issued in connection with the Restructuring, are exempt from registration under the Securities Act.

The Surviving Entity will have the same board of directors following the Restructuring as the Company had immediately prior thereto, and the standing committees of the board of directors of the Surviving Entity and their composition will be the same as the Company immediately prior to the Restructuring. Executive officers of the Company immediately prior to the Restructuring will hold the same positions and titles with the Surviving Entity following the Restructuring.

It is intended that the Restructuring will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, it is expected that the shareholders of the Company will not recognize gain or loss as a result of the Restructuring.

The Plan of Reorganization has been approved by the boards of directors of each of the Company and the Bank. In connection with the Restructuring, the Company will convene and hold a special meeting of its shareholders to consider and vote upon the Restructuring. The Restructuring is subject to various closing conditions including, among others, (i) approval by the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the Restructuring, (ii) receipt of all required regulatory approvals, including the approval of the FDIC, and (iii) approval for listing on the NYSE of the Bank’s common stock. In connection with the consummation of the Restructuring, the Company and the Bank will comply with any obligations to make filings with the SEC, the FDIC and the NYSE under the Exchange Act and applicable rules.

The foregoing summary of the Restructuring and the terms and conditions of the Plan of Reorganization does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan of Reorganization. As such, the Plan of Reorganization, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”), is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

Reference is made to the information set forth in response to Item 1.01, which information is incorporated herein by reference.

If the Restructuring is approved and effected, the bank holding company structure will be eliminated, and the Surviving Entity will become the parent company for the general commercial banking, trust and insurance business currently conducted by the Bank and its subsidiaries. The Company believes that the proposed Restructuring will further improve the Surviving Entity’s efficiency by eliminating redundant corporate infrastructure and activities and will help alleviate the burden of duplicative regulatory oversight.

Additional Information

This Report is being made in respect of the Restructuring described in this Report. In connection with the Restructuring, the Company will file with the SEC and mail to its shareholders a proxy statement/offering circular. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE RESTRUCTURING, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/OFFERING CIRCULAR AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE RESTRUCTURING. The proxy statement/offering circular, as well as other filings containing information about the Company and the Bank, will be available without charge at the SEC’s internet website (www.sec.gov). Copies of the proxy statement/offering circular can also be obtained, when available, without charge, from the Company’s investor relations website at www.bancorpsouth.investorroom.com.

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Restructuring. Certain information about the Company’s directors and executive officers is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 27, 2017, and in its Definitive Proxy Statement on Schedule 14A for its 2017 annual meeting of shareholders, which was filed with the SEC on March 22, 2017. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/offering circular and other relevant documents filed with the SEC when they become available.

Forward Looking Statements

Certain statements contained in this Report may not be based upon historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “anticipate,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms of the Restructuring involving the Company and the Bank and the proposed impact of the Restructuring on the Surviving Entity, and the ability of the Company and the Bank to close the Restructuring in a timely manner or at all. The Company cautions readers not to place undue reliance on the forward-looking statements contained in this Report, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of the Company and the Bank. These factors may include, but are not limited to, the ability of the Company and the Bank to consummate the Restructuring, the ability of the Company and the Bank to satisfy the conditions to the completion of the Restructuring, including the receipt of Company shareholder approval and the receipt of regulatory approvals required for the Restructuring on the terms expected in the Plan of Reorganization, the ability of the Company and the Bank to meet expectations regarding the timing, completion and accounting and tax treatments of the Restructuring, the possibility that any of the anticipated benefits of the Restructuring will not be realized or will not be realized as expected, the failure of the Restructuring to close for any other reason, the effect of the announcement of the Restructuring on the Company’s operating results, the possibility that the Restructuring may be more expensive to complete than anticipated, including as a result of unexpected factors or events, the inability to retrieve the Bank’s filings mandated by the Exchange Act from the SEC’s publicly-available website after the closing of the Restructuring, the impact of all other factors generally understood to affect the assets, business, cash flows, financial condition, liquidity, prospects and/or results of operations of financial services companies and the other factors described under the caption

“Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Forward-looking statements speak only as of the date of this Report, and, except as required by law, the Company does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Reorganization, dated July 26, 2017, by and between BancorpSouth, Inc. and BancorpSouth Bank

Exhibit 99.1	News release issued on July 27, 2017 by BancorpSouth, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ Cathy Freeman
Cathy S. Freeman
Senior Executive Vice President and Chief Administrative Officer

Date: July 27, 2017

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization, dated July 26, 2017, by and between BancorpSouth, Inc. and BancorpSouth Bank

99.1	News release issued on July 27, 2017 by BancorpSouth, Inc.